UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 5, 2004
                                                         -----------------


                            New Frontier Media, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)


                0-23697                                   84-1084061
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      (Commission File Number)              (IRS Employer Identification Number)


           7007 Winchester Circle, Suite 200, Boulder, Colorado 80301
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                    (Address of Principal Executive Offices)

                                 (303) 444-0900
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 5, 2004, TEN Sales, Inc., a wholly owned subsidiary of Colorado Satellite Broadcasting, Inc. ("TEN Sales"), entered into an employment agreement with Bill Mossa, Vice President of Affiliate Sales and Marketing for TEN Sales. The employment agreement provides for a term of employment through August 31, 2006, a base salary of $160,000 per annum, and other benefits consistent with the policies and practices of TEN Sales. The agreement also entitles Mr. Mossa to participation in TEN Sales' sales commission program.

Item 9.01      Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1      Employment Agreement dated September 5, 2004


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NEW FRONTIER MEDIA, INC.
                                       (Registrant)


Dated:  September 10, 2004             By: /s/ Michael Weiner
                                       ----------------------------------
                                       Michael Weiner, CEO

                                  EXHIBIT INDEX


Exhibit No.                Exhibits.
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   10.1           Employment Agreement dated September 5, 2004.